UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2006

THE READER'S DIGEST ASSOCIATION, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10434 (Commission File Number)	13-1726769 (I.R.S. Employer Identification Number)
Pleasantville, New York (Address of principal executive offices)	10570-7000 (Zip Code)

Registrant's telephone number, including area code:
(914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of [25] pages.

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. Entry into a Material Definitive Agreement

On August 11, 2006, the Compensation and Nominating Committee of the Board of Directors of The Reader’s Digest Association, Inc. (“RDA”) the Corporate Governance Committee of the Board, approved the following compensation for named executive officers (within the meaning of Item 402(a)(3) of Regulation S-K under the Securities Exchange Act of 1934) of RDA for fiscal 2005 (the “Named Executive Officers”):

1.	Annual salaries (effective August 19, 2006) and fiscal 2006 bonus payments under The Reader’s Digest Association, Inc. Senior Management Incentive Plan, as follows:

Named Executive Officer	Title	Annual Salary	Fiscal 2006 Bonus
Thomas O. Ryder	Chairman	$820,000*	$550,000
Eric W. Schrier	President and Chief Executive Officer	$700,000*	$450,000
Thomas D. Gardner	President, Reader’s Digest International and Executive Vice President	$560,000	$312,000
Michael S. Geltzeiler	Senior Vice President and Chief Financial Officer	$460,000	$250,000
Gary S. Rich	President, QSP, and Senior Vice President	$400,000*	$220,641
____________
*Salary unchanged from last reported amount.

Fiscal 2006 bonuses were paid based on reported operating profit, excluding foreign exchange (currency neutral), special charges, non-cash impairment and other one-time items.

2.
Operation and funding of bonus pools for fiscal 2007 under The Reader’s Digest Association, Inc. Senior Management Incentive Plan and The Reader’s Digest Association, Inc. Management Incentive Compensation Plan with respect to awards to Named Executive Officers, as follows:

Funding of Business Unit Bonus Pools

70% of each pool funded on individual Business Unit’s fiscal 2007 performance
•	70% based on Business Unit’s operating profit results (currency neutral) as a percentage of Business Unit’s budgeted operating profit
•	30% based on achievement of Business Unit’s strategic goals

30% of each pool funded on RDA’s fiscal 2007 corporate performance
•	100% based on RDA’s operating profit results (currency neutral) as a percentage of RDA’s budgeted operating profit

Funding of Staff Function Bonus Pools

70% of each pool funded on RDA’s fiscal 2007 corporate performance 100% based on RDA’s operating profit results (currency neutral) as a percentage of RDA’s budgeted operating profit

30% of each pool funded on individual Staff Function’s fiscal 2007 performance
•	100% based on Staff Function’s performance and achievement of strategic goals

Funding of Individual Bonus Pools

Chairman; Chief Executive Officer

•	100% based on RDA’s operating profit results (currency neutral) as a percentage of RDA’s budgeted operating profit

Direct reports to the Chief Executive Officer who are heads of Business Units:

•	60% based on the Business Unit’s performance against its performance criteria (see above)
•	40% based on RDA’s operating profit results (currency neutral) as a percentage of RDA’s budgeted operating profit

Direct reports to the Chief Executive Officer who are heads of Staff Functions:

•	60% based on RDA’s operating profit results (currency neutral) as a percentage of RDA’s budgeted operating profit
•	40% based on Staff Function’s performance against its performance criteria (see above)

Individual target award amounts range from 57% to 122% of base salary; actual award amounts, which can range from 0% to 200% of the target amounts will be determined based on an assessment of individual performance and will take into account the overall performance of RDA and the Business Unit or Staff Function, as appropriate.

3.	Corporate and Business Unit performance criteria for 2007 under The Reader’s Digest Association, Inc. Senior Management Incentive Plan and The Reader’s

Digest Association, Inc. Management Incentive Compensation Plan with respect to awards to Named Executive Officers, as follows:

Fiscal 2007 operating profit defined as reported operating profit excluding foreign exchange variations between actual and budget (currency neutral), special charges or any other extraordinary items approved by the Compensation and Nominating Committee, non-cash impairment of goodwill or intangibles not contemplated in the budget, acquisitions and divestitures not completed at time of budget.

4.	Performance criteria for 2007-2009 performance-based restricted stock units awarded to Named Executive Officers, as follows:

Cumulative earnings per share of RDA for the two-year period ending June 30, 2008 (which relates to 50% of the 2007-2009 performance-based restricted stock units) and the three-year period ending June 30, 2009 (which relates to 50% of the 2007-2009 performance-based restricted stock units), with “earnings per share” defined as reported earnings per share excluding special charges or any extraordinary item approved by the Compensation and Nominating Committee, non-cash impairment of goodwill or intangibles not contemplated in the budget, and acquisitions and divestitures not completed at the time of budget.

5.	Retention restricted stock unit awards, as follows:

Eric W. Schrier, 60,000 units
Thomas D. Gardner, 40,000 units
Michael S. Geltzeiler, 33,000 units

6.	Form of award letter and terms and conditions of fiscal 2007 stock option grants under The Reader’s Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan

7.	Form of award letter and terms and conditions of fiscal 2007-2009 performance-based restricted stock grants under The Reader’s Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan

8.	Form of award letter and terms and conditions of fiscal 2007 retention restricted stock unit grants under The Reader’s Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Filed herewith are the following:

Exhibit Number	Description
10.1	Form of terms and conditions of fiscal 2007 stock option grants under The Reader’s Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan
10.2	Form of terms and conditions of fiscal 2007-2009 performance-based restricted stock unit grants under The Reader’s Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan
10.3	Form of terms and conditions of fiscal 2007 retention restricted stock unit grants under The Reader’s Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER'S DIGEST ASSOCIATION, INC.
(Registrant)

Date: August 17, 2006	/s/ C.H.R. DuPree
C.H.R. DuPree
Vice President, Corporate Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of terms and conditions of fiscal 2007 stock option grants under The Reader’s Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan
10.2	Form of terms and conditions of fiscal 2007-2009 performance-based restricted stock unit grants under The Reader’s Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan
10.3	Form of terms and conditions of fiscal 2007 retention restricted stock unit grants under The Reader’s Digest Association, Inc. 2005 Key Employee Long Term Incentive Plan